      As filed with the Securities and Exchange Commission on May 13, 1998

                                                           Registration No. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                      GLENBOROUGH REALTY TRUST INCORPORATED
      (Exact Name of Registrant as Specified in Its Governing Instruments)

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
                    MARYLAND                                                   94-3211970
 (State or Other Jurisdiction of Incorporation or Organization)    (I.R.S. Employer Identification Number)
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                      400 South El Camino Real, 11th Floor
                           San Mateo, California 94402
                                 (650) 343-9300
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                   of Registrar's Principal Executive Offices)

                               Frank Austin, Esq.
          Senior Vice President, Glenborough Realty Trust Incorporated
                      400 South El Camino Real, 11th Floor
                           San Mateo, California 94402
                                 (650) 343-9300
    (Name, Address, Including Zip Code, and Telephone Number, Including Area
                           Code, of Agent for Service)

                                   COPIES TO:

                            Stephen J. Schrader, Esq.
                             Justin L. Bastian, Esq.
                             Morrison & Foerster LLP
                               755 Page Mill Road
                           Palo Alto, California 94304
                                 (650) 813-5600
                        APPROXIMATE DATE OF COMMENCEMENT
                         OF PROPOSED SALE TO THE PUBLIC:
                      From time to time after the effective
                      date of this Registration Statement.

           If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

           If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

           If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-49845

           If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


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==================================================================================================================================
                                               CALCULATION OF REGISTRATION FEE
==================================================================================================================================

 TITLE OF SHARES TO BE REGISTERED      AMOUNT TO BE   PROPOSED MAXIMUM AGGREGATE   PROPOSED MAXIMUM AGGREGATE      AMOUNT OF
                                        REGISTERED         PRICE PER SHARE               OFFERING PRICE        REGISTRATION FEE(1)
----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.001
  par value ..................        33,198 shares           $30.125(1)                 $1,000,090(1)               $295
----------------------------------------------------------------------------------------------------------------------------------
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(1)      Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) based on the average of the high and low reported sales prices on the New York Stock Exchange on May 11, 1998.

================================================================================

                           INCORPORATION BY REFERENCE

     The contents of the Registration Statement on Form S-3, as amended (File No. 333-49845) filed by Glenborough Realty Trust Incorporated and declared effective March 21, 1998, are hereby incorporated by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, State of California on May 12, 1998.


                                             GLENBOROUGH REALTY TRUST
                                             INCORPORATED

                                             By: /s/ Robert Batinovich
                                                 -----------------------------
                                                 Chairman and
                                                 Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated:


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
              SIGNATURE                             TITLE                                             DATE
              ---------                             -----                                             ----
    /s/ Robert Batinovich            Chairman and Chief Executive Officer                       May 12, 1998
    -----------------------------

    /s/ Andrew Batinovich            Director, President and Chief Operating Officer            May 12, 1998
    -----------------------------

    /s/ Stephen Saul                 Executive Vice President and Chief Financial Officer       May 12, 1998
    -----------------------------

    /s/ Terri Garnick                Senior Vice President and Chief Accounting Officer         May 12, 1998
    -----------------------------

                                     Director                                                   May __, 1998
    -----------------------------

    /s/ Patrick Foley                Director                                                   May 12, 1998
    -----------------------------

                                     Director                                                   May __, 1998
    -----------------------------

    /s/ Laura Wallace                Director                                                   May 12, 1998
    -----------------------------
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

                                 EXHIBIT INDEX

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
  3.1      -      Articles of Amendment and Restatement of Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.02 to Registrant's Registration Statement on Form S-11 (File No. 333-09411))

  3.2      -      Bylaws of the Registrant (incorporated by reference to Exhibit 3.02 to Registrant's Annual Report on Form 10-K
                  for the year ended December 31, 1997.

  3.3      -      Articles Supplementary relating to the Series A Preferred Stock (incorporated by reference to Registrant's
                  Annual Report on Form 10-K for the year ended December 31, 1997.

  5.1      -      Opinion of Morrison & Foerster LLP

  8.1      -      Opinion of Morrison & Foerster LLP relating to certain tax matters

  23.1     -      Consent of Arthur Andersen LLP, independent public accountants

  23.2     -      Consent of Morrison & Foerster LLP (included in Exhibit 5.1)
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